Page 38 of 40 Pages


                                                                       EXHIBIT 4

                             JOINT FILING AGREEMENT

         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned.

         This Agreement may be executed in one or more counterparts.


Dated: July 17, 2000

                                    PERSEUS-SOROS BIOPHARMACEUTICAL FUND,
                                    LP

                                    By:     Perseus-Soros Partners, LLC,
                                            General Partner

                                    By:     SFM Participation, LP,
                                            Member

                                    By:     SFM AH, Inc.,
                                            General Partner


                                    By:   /s/ Michael C. Neus
                                        ----------------------------
                                        Name: Michael C. Neus
                                        Title:  Vice President

                                    PERSEUS-SOROS PARTNERS, LLC

                                    By:     SFM Participation, LP,
                                            Member

                                    By:     SFM AH, Inc.,
                                            General Partner

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                                                             Page 39 of 40 Pages



                                    By:   /s/ Michael C. Neus
                                        ----------------------------
                                        Name: Michael C. Neus
                                        Title:  Vice President

                                    PERSEUS BIOTECH FUND PARTNERS, LLC

                                    By:     Rappahannock Investment Company,
                                            Managing Member

                                    By:   /s/ Frank H. Pearl
                                        ----------------------------
                                         Name: Frank H. Pearl
                                         Title: Sole Shareholder

                                    RAPPAHANNOCK INVESTMENT COMPANY

                                    By:   /s/ Frank H. Pearl
                                        ----------------------------
                                         Name: Frank H. Pearl
                                         Title: Sole Shareholder

                                    MR. FRANK H. PEARL


                                    By:   /s/ Frank H. Pearl
                                        ----------------------------
                                         Name:  Frank H. Pearl

                                    SFM PARTICIPATION, LP

                                    By:     SFM AH, Inc.,
                                            General Partner


                                    By:   /s/ Michael C. Neus
                                        ----------------------------
                                         Name:  Michael C. Neus
                                         Title: Vice President

                                    SFM AH, INC.


                                    By:   /s/ Michael C. Neus
                                          ----------------------------
                                         Name:  Michael C. Neus
                                         Title:  Vice President

                                                             Page 40 of 40 Pages




                                    MR. GEORGE SOROS


                                    By:   /s/ Michael C. Neus
                                         ----------------------------
                                         Name:  Michael C. Neus
                                         Title:  Attorney-in-fact

                                    SOROS FUND MANAGEMENT LLC


                                    By:   /s/ Michael C. Neus
                                        ----------------------------
                                         Name:  Michael C. Neus
                                         Title: Deputy General Counsel